EXHIBIT 99.1

                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




     In connection  with  Amendment  No. 1 to the  Quarterly  Report of
Dollar Tree Stores, Inc. (the "Company") on Form 10-Q/A for the period ending March 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Macon F. Brock, Jr., Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 9, 2002                              /s/ Macon F. Brock, Jr.
----------------------------                -----------------------------
Date                                        Macon F. Brock, Jr.
                                            Chairman and Chief Executive
                                            Officer




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                                                                    EXHIBIT 99.2


                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




     In connection with Amendment No. 1 to the Quarterly Report of Dollar
Tree Stores, Inc. (the "Company") on Form 10-Q/A for the period ending March 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frederick C. Coble, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 9, 2002                                      /s/ Frederick C. Coble
-------------------------- -                        ---------------------------
Date                                                Frederick C. Coble
                                                    Chief Financial Officer